Property and Equipment, Net (Tables)	12 Months Ended
Mar. 31, 2023
Property and Equipment, Net
Schedule of property and equipment, net

	Yen in thousands
	March 31,
	2023	2022
Capitalized software	¥43,598	¥34,928
Computers	999	999
Furniture and fixtures	632	632
Total property and equipment	45,229	36,559
Less: Accumulated depreciation and amortization	(9,299)	(2,399)
Total property and equipment, net	¥35,930	¥34,160